SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 28, 2005

Mission Resources Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-09498 (Commission File Number)	76-0437769 (IRS Employer Identification No.)

1331 Lamar

Suite 1455

Houston, Texas 77010-3039

(Address and Zip Code of Principal Executive Offices)

(713) 495-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 28, 2005, Petrohawk Energy Corporation (NASDAQ: HAWK) (“Petrohawk”) and Mission Resources Corporation (NASDAQ: MSSN) (“Mission”) announced that each company will hold separate stockholders meetings on July 28, 2005. Both Mission’s and Petrohawk’s stockholders meetings will be held at the Four Seasons Hotel in Houston, Texas, with Mission’s meeting beginning at 10:00 a.m. CDT and Petrohawk’s meeting beginning at 11:00 a.m. CDT. The meetings are related to the proposed merger of the two companies, announced April 4, 2005. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None

(b) Pro forma financial information.

None

(c) Exhibits.

99.1    Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION RESOURCES CORPORATION

Date: June 28, 2005	By:	/s/ Ann Kaesermann
	Name: Title:	Ann Kaesermann Vice President – Accounting & Investor Relations, CAO